Exhibit 10.1

This instrument prepared by and after recording return to: Kellee A. Padgett Holt Ney Zatcoff & Wasserman, LLP 100 Galleria Parkway Suite 1800 Atlanta, Georgia 30339 (770) 956-9600

RECIPROCAL EASEMENTS AGREEMENT

THIS RECIPROCAL EASEMENTS AGREEMENT (the “Agreement”) is made and entered into this 3rd day of November, 2014 (the “Effective Date”), by and between HIGHWAY NINE INVESTORS, LLC, a Georgia limited liability company (”Highway Nine”), and ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (“Roberts”).

W I T N E S S E T H:

WHEREAS, Highway Nine owns certain real property located in Forsyth County, Georgia, described on Exhibit A attached hereto and made a part hereof (the “Commercial Parcel”); and

WHEREAS, Roberts owns certain real property located in Forsyth County, Georgia, described on Exhibit B attached hereto and made a part hereof, located adjacent to the Commercial Parcel (the “Apartment Parcel,” the Commercial Parcel and the Apartment Parcel hereinafter are collectively referred to as the “Parcels” and in the singular as a “Parcel”); and

WHEREAS, Roberts intends to develop an apartment community (the “Apartments”) on the Apartment Parcel, and in connection therewith Highway Nine and Roberts desire to enter into this Agreement to create certain easements as hereinafter specified.

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other party hereto, the receipt and sufficiency of which are hereby acknowledged prior to the signing and sealing of this Agreement, Highway Nine and Roberts, intending to be legally bound, do hereby agree as follows:

1.                  Recital of Facts. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth.

2.                  Soil Deposit and Grading Easements.

(a)      Highway Nine does hereby grant, bargain, sell, and convey unto Roberts a temporary, non-exclusive easement on, over, across and through the Commercial Parcel, to allow Roberts, at Roberts’ sole cost and expense, to deposit on the Commercial Parcel soil removed from the Apartment Parcel to provide fill dirt for Highway Nine’s development on the Commercial Parcel (the “Soil Deposit Easement”).

(b)      Highway Nine does hereby grant, bargain, sell and convey unto Roberts a temporary, non-exclusive easement (the “Grading Easement”) on, over, across and through the Commercial Parcel, for the purposes of grading and shaping of the Commercial Parcel (the “Grading Work”), for the benefit of the Commercial Parcel, together with the right of entry into and upon the Commercial Parcel for the purpose of effecting the foregoing rights, privileges and easements. Roberts shall have the right to cut away and keep clear, grub, remove and dispose of all trees and undergrowth and to remove and dispose of all obstructions now on the Commercial Parcel. Any timber removed from the Commercial Parcel by Roberts during the performance of the Grading Work shall become the sole property of Roberts, and Roberts shall have the right to sell such timber to third parties. In consideration of the Soil Deposit Easement, the Grading Work and all other work required as a result of completing the Grading Work, including but not limited to, clearing, grubbing, grinding, topsoil export, cut/fill, erosion control and construction of a temporary pond shall be performed by Roberts at Roberts’ expense. Roberts agrees to grade the Commercial Parcel to within 0.2 feet of the grading plan attached hereto as Exhibit C and made a part hereof (the “Grading Plan”) and to adhere to the following specifications:

i.	Strip and dispose of offsite all topsoil and unsuitable materials from within the disturbed areas of the Commercial Parcel.

ii.	Materials selected for use as structural fill must be free of organic debris, waste construction debris, and other deleterious materials. These materials must not contain rocks having a diameter greater than four (4) inches.

iii.	The following soils represented by their uses group symbols are suitable for use as structural fill: (SM), (ML), and (CL). The following soil types are also suitable: (SW), (SP), (SC), (SP-SM), and (SP-SC). The following soil types are unsuitable: (MH), (CH), (OL), (OH), and (PT).

iv.	Suitable fill material must be placed in thin lifts, with a maximum loose-lift thickness of eight (8) inches. The soil shall be compacted by a self-propelled sheepsfoot roller or by any other means necessary to achieve the compaction requirements outlined herein.

v.	Structural fill must be compacted to at least 95 percent of the standard Proctor maximum dry density (ASTM D-698). The uppermost 12” of pavement subgrades should be compacted in accordance with Georgia Department of Transportation requirements to at least 100 percent of the standard Proctor maximum dry density (ASTM D-698).

vi.	Additionally, the maximum dry density of structural fill should be no less than 90 pcf.

vii.	Install effective erosion control measures that meet or exceed applicable governmental requirements, including, but not limited to, installing silt fence, a stabilized construction exit, temporary sediment ponds, diversion ditches and rip rap and utilizing tree save and temporary grassing measures.

(c)      Notwithstanding anything herein to the contrary, Highway Nine, at its sole cost and expense, shall engage a geotechnical engineer to perform all testing of the Grading Work, including, without limitation, testing of the soil compaction. Highway Nine shall notify Roberts in writing within twenty-four (24) hours of receipt of written notification from such geotechnical engineer that a soil test report has failed to adhere to the requirements of the Grading Work listed herein, and Roberts shall promptly remediate the deficiencies stated in such failed test report.

(d)      The Soil Deposit Easement and the Grading Easement granted herein shall terminate automatically on the date which is the earlier of (i) the completion of the Grading Work on the Commercial Parcel, or (ii) two (2) years after the Effective Date, with no further action required on the part of Highway Nine or Roberts. Upon completion of the Grading Work by Roberts, Roberts shall have no more obligations with respect to the soil or grading of the Commercial Parcel.

3.                  Slope Easement.

(a)      Highway Nine does hereby grant and convey to Roberts, for the benefit of the Apartment Parcel, a perpetual, non-exclusive easement (the “Slope Easement”) upon, over, across and through that portion of the Commercial Parcel described and depicted on Exhibit D attached hereto and made a part hereof (the “Slope Easement Area”), for the purposes of clearing, grubbing, grading, cutting, constructing, filling, and landscaping a slope embankment within the Slope Easement Area substantially in accordance with the Grading Plan (the “Slope Grading Work”), for the benefit of the Commercial Parcel. All construction of the Slope Grading Work shall be performed by Roberts at Roberts’ expense. Highway Nine does hereby grant and convey to Roberts, for the benefit of the Apartment Parcel, a temporary, non-exclusive easement to use the areas extending further onto the Commercial Property fifteen (15) feet from the perimeter of the Slope Easement Area for ingress, egress, staging of materials, and other activities reasonably related to construction of the Slope Grading Work, which temporary easement shall terminate automatically on the date which is the earlier of (i) the completion of the Slope Grading Work, or (ii) two (2) years after the Effective Date, with no further action required on the part of Highway Nine or Roberts. The easement rights granted hereunder shall expressly include the right to clear trees and other vegetation in the Slope Easement Area necessary or convenient to perform such Slope Grading Work; provided, however, that following the completion of such work, the owner of the Apartment Parcel will stabilize the Slope Easement Area by re-dressing or re-seeding the Slope Easement Area. Highway Nine shall retain the right, at its expense, to use such Slope Easement Area for the construction of improvements thereon and for other purposes, including, without limitation, the construction of a detention pond, a driveway and a retaining wall; provided, however, that such use does not result in or necessitate a change in the grade of the Apartment Parcel existing after completion of such Slope Grading Work or materially and adversely affect improvements on the Apartment Parcel.

(b)      Highway Nine and its successors, assigns and successors-in-title to the Commercial Parcel shall be responsible for installing and maintaining landscaping as required by Forsyth County, Georgia, including but not limited to trees, hedges, plants and pine straw within the Slope Easement Area and all landscaping installed thereon in good and safe condition, conforming to all applicable laws, ordinances, regulations and orders of any governmental authority (“Laws”). If Highway Nine fails to perform such maintenance within thirty (30) days after written notice to Highway Nine, Roberts and its successors, assigns and successors-in-title to the Apartment Parcel shall have the right to maintain such landscaping and Highway Nine shall reimburse Roberts for all costs of such maintenance within thirty (30) days after delivery of an invoice from Roberts for such maintenance.

4.                  Sanitary Sewer Construction Easement.

(a)      Highway Nine hereby grants and conveys to Roberts, for the benefit of Roberts, and its agents, employees, licensees, contractors, successors and assigns, a temporary, non-exclusive easement (the “Sanitary Sewer Construction Easement”) on, over, under, across and through that portion of the Commercial Parcel described and depicted on Exhibit E attached hereto and made a part hereof (the “Sanitary Sewer Easement Area”) and the areas extending fifteen (15) feet from the perimeter thereof, for the construction of the extension of a sanitary sewer line from the western property line of the Commercial Parcel to the eastern property line of the Commercial Parcel within the Sanitary Sewer Easement Area, as shown on Exhibit E (the “Sewer Line”), for the benefit of the Commercial Parcel. Roberts shall have the right to locate the Sewer Line ten (10) feet to the north or five (5) feet to the south, of the location shown on Exhibit E as may be practically required during construction. Upon completion of construction of the Sewer Line, Roberts shall return all above-ground areas accessed by Roberts to a physical condition that is reasonably similar to the physical condition of the adjoining land. The Sanitary Sewer Construction Easement granted herein shall terminate automatically on the date which is the earlier of (i) the date upon which the Sewer Line has been dedicated to and accepted for maintenance by the City of Cumming, or (ii) two (2) years after the Effective Date, with no further action required on the part of Highway Nine or Roberts.

(b)      All costs for construction of the Sewer Line shall be borne by Highway Nine. Before commencing construction of the Sewer Line, Roberts and Highway Nine shall agree to the estimated cost of construction of the Sewer Line. Upon completion of the Sewer Line, and once the Sewer Line has been dedicated to and accepted for maintenance by the City of Cumming, Roberts shall deliver to Highway Nine an invoice of all costs of construction of the Sewer Line accompanied by reasonably detailed documentation supporting such costs. Highway Nine shall reimburse Roberts for such costs of construction within thirty (30) days following receipt of the invoice therefor. Upon the satisfaction by Highway Nine of all obligations described in this Section 4, Highway Nine and Roberts agree to execute an instrument that shall be recorded in the real property records of the Commercial Property and the Apartment Parcel acknowledging such satisfaction.

5.                  Parking Easement. Highway Nine hereby grants and conveys to Roberts, for the benefit of the Apartment Parcel, a perpetual, exclusive and irrevocable easement (the “Parking Easement”) on, over, under, across and through that portion of the Commercial Parcel described and depicted on Exhibit F attached hereto and made a part hereof (the “Surface Parking Easement Area”) for constructing, installing, using, operating, repairing, replacing, maintaining and improving approximately thirteen (13) surface level parking spaces (the “Parking Spaces”). Highway Nine acknowledges and agrees that Roberts may and shall have the right to permit others, including, without limitation, its employees, tenants, residents and their guests and invitees and the general public, to use the Parking Spaces. The Parking Easement granted to Roberts hereby shall also include the nonexclusive right to enter onto a portion of the Commercial Parcel adjacent to the Surface Parking Easement Area that is fifteen (15) feet from the back of the curb for the construction, repair, replacement and maintenance of the Parking Spaces and the installation of related landscaping, irrigation, electrical lines and streetlights. All construction of the Parking Spaces and related improvements shall be performed by Roberts at Roberts’ expense. Roberts shall be solely responsible for the maintenance and repair of the Parking Spaces and related improvements, unless the damage thereto is caused by Highway Nine or its agents or contractors respecting which Highway Nine Shall be responsible. After completion of the construction of the Parking Spaces, the contour, size and location of such Parking Spaces may, from time to time, be altered, modified, updated or changed by the owner of the Apartment Parcel, provided that any expense incurred in such alteration, modification, update or change shall be borne solely by the owner of the Apartment Parcel. Highway Nine and Roberts agree to execute a right-of-way easement agreement with Sawnee EMC to allow Sawnee EMC access to all electrical lines & equipment relating to any streetlights installed in the Surface Parking Easement Area provided that such right-of-way easement agreement does not materially and adversely affect the improvements constructed, or to-be-constructed, on the Commercial Parcel.

6.                  Access Lane Easement.

(a)       Roberts hereby grants and conveys to Highway Nine, for the benefit of the Commercial Parcel, a perpetual, exclusive and irrevocable easement (the “Access Lane Easement”) on, over, under, across and through that portion of the Apartment Parcel described and depicted on Exhibit G attached hereto and made a part hereof (the “Access Lane Easement Area”) for the construction of an access lane (the “Access Lane”) for pedestrian and vehicular access, ingress and egress for the benefit of and as an appurtenance to the Commercial Parcel and Highway Nine and its agents, employees, tenants, invitees, licensees, contractors, successors, assigns and successors-in-title to the Commercial Parcel. Highway Nine shall have the right to install and maintain street lights, underground utilities and landscaping within five (5) feet of the Access Lane and Highway Nine shall be responsible for the hard construction costs of said street light, underground utility and landscape installation. Roberts also does hereby grant and convey to Highway Nine, for the benefit of the Commercial Parcel, a temporary, non-exclusive easement to use the areas extending further onto the Apartment Property fifteen (15) feet from the perimeter of the Access Lane Easement Area for ingress, egress, staging of materials, and other activities reasonably related to construction of the Access Lane. The easement rights granted hereunder shall expressly include the right to clear trees and other vegetation in the Access Lane Easement Area necessary or convenient to the construction of the Access Lane; provided, however, that following the completion of construction of the Access Lane, Highway Nine shall return all above-ground areas accessed by Highway Nine to a physical condition that is reasonably similar to the physical condition of the adjoining land. All costs for construction of the Access Lane shall be borne by Highway Nine.

(b)       Highway Nine and its successors, assigns and successors-in-title to the Commercial Parcel shall maintain the Access Lane Easement Area, conforming to all applicable Laws. If Highway Nine fails to perform such maintenance within thirty (30) days after written notice to Highway Nine, Roberts and its successors, assigns and successors-in-title to the Apartment Parcel shall have the right to maintain the Access Lane Easement Area and Highway Nine shall reimburse Roberts for all costs of such maintenance within thirty (30) days after delivery of an invoice from Roberts for such maintenance

7.                  Approval Rights of Highway Nine. Any work or obligations required hereunder to be performed by Roberts for the benefit of the Commercial Parcel shall not be considered completed until Highway Nine has inspected such work and has delivered to Roberts written notification that Highway Nine approves and accepts the completion of such work.

8.                  Rights Run with the Land; Successors in Interest. The easements, rights and privileges herein granted and established are intended to and do benefit the Parcels and are intended to and do burden the Parcels and shall run with and be appurtenant to the title to the Parcels and shall inure to the benefit of and be binding upon the owners of the Parcels from time to time, and such owners’ successors, assigns and successors-in-title. In the event of any subdivision of the Parcels, the resulting parcels shall each become a separate Parcel and shall be subject to those provisions contained herein applicable to the parent Parcel. Any person acquiring fee or leasehold title to a Parcel shall be bound by this Agreement only as to the Parcel (or portion thereof) acquired by such person. In addition, such person shall be bound by this Agreement only during the period such person is the fee or leasehold owner of such Parcel (or portion thereof), except as to obligations, liabilities or responsibilities that accrue during said period. Although persons may be released under this Section, the easements, covenants and restrictions in this Agreement shall continue to be benefits to and servitudes upon the Parcels running with the land.

9.                  Indemnity. The owner of each Parcel covenants and agrees to defend, indemnify and hold harmless the owner of the other Parcel, and such other owner’s successors and assigns, from and against any and all losses, claims, liabilities, demands, costs, damages and expenses (including court costs and reasonable attorneys’ fees actually incurred) arising from or out of the indemnifying owner’s (or its licensees’, contractors’, agents’ successors’ or assigns’) exercise of easement rights granted in this Agreement with respect to the other owner’s Parcel, or the breach of any provisions of this Agreement; provided, however, the foregoing indemnity and hold harmless shall not apply to claims or demands based upon the gross negligence or the intentional act or omission of the otherwise indemnified party.

10.              Liability Insurance. In the event the owner of a Parcel desires to exercise its easement rights granted hereunder, such owner shall provide at least twenty-four (24) hours prior notice to the owner of the other Parcel, together with evidence that the exercising owner keeps, in full force and effect, a general liability insurance policy with limits not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) in the aggregate,.

11.              Estoppel Certificate. The owner of a Parcel shall execute and deliver to the owner of the other Parcel within fifteen (15) days after written request therefor, a certificate addressed as indicated by the requesting party and stating (i) whether this Agreement is in full force and effect; (ii) whether this Agreement has been modified or amended in any respect, and if so, the substance of the modification or amendment, (iii) whether there are any existing defaults hereunder known to the party executing such certificate, and if so, specifying the nature thereof, and (iv) such other matters as may be reasonably requested.

12.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, successors-in-title and assigns.

13.              Amendments. No amendment to this Agreement shall be binding upon either party to this Agreement unless such amendment is in writing, executed by all of the parties hereto or their successors-in-title with the same formality as this Agreement is executed, and recorded in the property records of Forsyth County, Georgia.

14.              Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and no representation, inducement, promises or agreements, oral or written, between any of the parties hereto not embodied herein shall be of any force and effect.

15.              Severability. If any term, covenant and condition of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms, covenants or conditions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

16.              Miscellaneous. This Agreement is intended to convey only the easements as herein specifically provided, and for no other purpose. This Agreement is not, and shall not be construed, interpreted or enforced as, a dedication of all or any portion of the Parcels, to the private or public use of any party other than the parties to this Agreement and their respective successors, successors-in-title and assigns, and nothing in this Agreement shall constitute a dedication to the general public of any road, street, driveway or parking area within the Parcels. Time is of the essence of this Agreement and the terms and provisions hereof. Whenever appropriate the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall include all genders.

17.              Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one Agreement.

[Signatures Commence on Next Page]

IN WITNESS WHEREOF, Highway Nine and Roberts have caused this Agreement to be executed, sealed and delivered as of the day and year first above written.

Signed, sealed and delivered in the presence of: /s/ David M. Phillips Unofficial Witness /s/ Sarah Roberts Notary Public (NOTARY SEAL) My Commission Expires: July 27, 2018	“HIGHWAY NINE”: HIGHWAY NINE INVESTORS, LLC, a Georgia limited liability company By: /s/ Charles S. Roberts Name: Charles S. Roberts Title: Sole member/Manager
Signed, sealed and delivered in the presence of: /s/ David M. Phillips Unofficial Witness /s/ Sarah Roberts Notary Public (NOTARY SEAL) My Commission Expires: July 27, 2018

“ROBERTS”:

ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership

By: Roberts Realty Investors, Inc., a Georgia

corporation, its sole General Partner

By:      /s/ Charles R. Elliott

Name:      Charles R. Elliott

Title:      CFO

[Signatures Continued on Next Page]

CONSENT OF LENDER FOR HIGHWAY NINE

The undersigned, SYNOVUS BANK, successor-in-interest through name change and by merger with Bank of North Georgia, as the holder of that certain Deed to Secure Debt dated June 30, 2006, executed by Highway Nine Investors, LLC in favor of Bank of North Georgia, recorded in Deed Book 4348, page 599, Forsyth County, Georgia records (the “Security Deed”), and that certain Assignment of Lessor’s Interest in Leases dated June 30, 2006, executed by Highway Nine Investors, LLC in favor of Bank of North Georgia, recorded in Deed Book 4348, page 609, aforesaid records (the “Assignment”), such Security Deed and Assignment last amended pursuant to that certain Security Deed Modification Agreement made effective as of June 23, 3014, executed by Highway Nine Investors, LLC in favor of Synovus Bank, recorded in Deed Book 7075, page 180, aforesaid records, encumbering the Commercial Parcel referred to above, hereby consents to the within and foregoing Reciprocal Easements Agreement and agrees that a foreclosure of its Security Deed shall be subject to the within and foregoing Reciprocal Easements Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Consent of Lender to be signed, sealed and delivered this 29 day of October, 2014.

Signed, sealed and delivered in the presence of: /s/ Terry Lawson Unofficial Witness /s/ Kelly Rabstejnek Notary Public (NOTARY SEAL) My Commission Expires: January 16, 2018	SYNOVUS BANK By: /s/ Jules Greenblatt Name: Jules Greenblatt Title: Special Assets Officer By: _______________________________ Name: Title: (BANK SEAL)

CONSENT OF LENDER FOR ROBERTS

The undersigned, SYNOVUS BANK, successor-in-interest through name change and by merger with Bank of North Georgia, as the holder of that certain Deed to Secure Debt dated September 29, 2005, executed by Roberts Properties Residential, L.P. in favor of Bank of North Georgia, recorded in Deed Book 3983, page 690, Forsyth County, Georgia records (the “Security Deed”), and that certain Assignment of Lessor’s Interest in Leases dated September 29, 2005, executed by Roberts Properties Residential, L.P. in favor of Bank of North Georgia, recorded in Deed Book 3983, page 699, aforesaid records (the “Assignment”), such Security Deed and Assignment last amended pursuant to that certain Second Loan Modification Agreement made effective as of April 1, 2014, executed by Roberts Properties Residential, L.P. in favor of Synovus Bank, recorded in Deed Book 6994, page 420, aforesaid records encumbering the Apartments Parcel referred to above, hereby consents to the within and foregoing Reciprocal Easements Agreement and agrees that a foreclosure of its Security Deed shall be subject to the within and foregoing Reciprocal Easements Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Consent of Lender to be signed, sealed and delivered this 29 day of October, 2014.

Signed, sealed and delivered in the presence of: /s/ Terry Lawson Unofficial Witness /s/ Kelly Rabstejnek Notary Public (NOTARY SEAL) My Commission Expires: January 16, 2018	SYNOVUS BANK By: /s/ Jules Greenblatt Name: Jules Greenblatt Title: Special Assets Officer By: _______________________________ Name: Title: (BANK SEAL)

EXHIBIT A

Commercial Parcel

EXHIBIT B

Apartment Parcel

All that tract or parcel of land lying and being in Land Lots 205 and 206 of the 2nd District, 1st Section, Forsyth County, Georgia and being more particularly described as follows:

Commencing at the southern end of the mitered intersection of the southerly right of way of Hutchinson Road (having a right of way width that varies) with the westerly right of way of State Route No. 9 (having a right of way width that varies); thence proceeding along the southerly right of way of Hutchinson Road, North 27 degrees 26 minutes 07 seconds West a distance of 14.43 feet to a point; thence North 72 degrees 04 minutes 13 seconds West a distance of 25.30 feet to a point; thence following a counterclockwise curve with an arc distance of 321.59 feet, having a radius of 1857.86 feet, subtended by a chord bearing and distance of North 77 degrees 01 minutes 45 seconds West, 321.19 feet to a point; thence North 07 degrees 59 minutes 44 seconds East a distance of 12.00 feet to a point; thence following a counterclockwise curve with an arc distance of 82.05 feet, having a radius of 1869.86 feet, subtended by a chord bearing and distance of North 83 degrees 15 minutes 42 seconds West a distance of 82.05 feet to a concrete marker found being the **POINT OF BEGINNING;** thence from said **POINT OF BEGINNING** as thus established, leaving the right of way of Hutchinson Road, South 20 degrees 51 minutes 00 seconds West a distance of 12.92 feet to a 3/4 inch crimp top found; thence South 20 degrees 42 minutes 13 seconds West a distance of 198.00 feet to 3/4 inch crimp top found; thence South 13 degrees 10 minutes 46 seconds West a distance of 429.07 feet to an iron pin set; thence proceeding along the property now or formerly owned by New South Holdings, LLC, North 88 degrees 47 minutes 41 seconds West a distance of 1352.10 feet to an iron pin set on the land lot line dividing land lots 204 and 205; thence along the lots of Manchester Park Subdivision, North 00 degrees 01 minutes 00 seconds East a distance of 1024.78 feet to an iron pin set; thence North 71 degrees 33 minutes 45 seconds East a distance of 51.86 feet to a concrete monument found on the southwesterly right of way of Hutchinson Road; thence along said right of way, following a counterclockwise curve with an arc distance of 283.21 feet, having a radius of 756.20, subtended by a chord bearing and distance of South 33 degrees 11 minutes 24 seconds East, 281.56 feet to a concrete monument found; thence continuing along said right of way, South 23 degrees 38 minutes 24 seconds West a distance of 102.15 feet to a concrete monument found; thence South 65 degrees 38 minutes 24 seconds East a distance of 30.01 feet to a concrete monument found; thence North 23 degrees 38 minutes 03 seconds East a distance of 90.88 feet to a point; thence following a counterclockwise curve with an arc distance of 605.58 feet, having a radius of 756.20 feet, subtended by a chord bearing and distance of South 69 degrees 17 minutes 57 seconds East, 589.53 feet to a point; thence North 87 degrees 45 minutes 32 seconds East a distance of 419.18 feet to a concrete monument found; thence South 02 degrees 14 minutes 28 seconds East a distance of 13.00 feet to a concrete monument found; thence North 87

EXHIBIT C

Grading Plan

EXHIBIT C

Grading Plan

NORTH OLD ATLANTA ROAD
(R/W VARIES)
TBM
CONCRETE R/W MONUMENT
ELEV: 1231.46
Subgrade Elevation = 1229.00
PROPOSED INTERNAL PROPERTY LINE
Subgrade Elevation = 1228.00
CONCEPTUAL LOCATION OF PROPOSED TEMPORARY POND
2:1 SLOPE
5:1 SLOPE
200.00'
35 FOOT BUFFER
EX. CREEK
EX. R/W
S.R. HWY 9
(80' R/W)
N/F
ROBERTS PROPERTIES RES, LLP
PARCEL ID: C12-005
ZONED: R3
ZA: 2429
N/F
IMPORT PLUS AUTO SALES INC.
VILLAS AT CANTERFIELD
& WAREHOUSE ONE DRIVEWAY

EXHIBIT D

Slope Easement Area

EXHIBIT D

Slope Easement

NORTH OLD ATLANTA ROAD
(R/W VARIES)
TBM
CONCRETE R/W MONUMENT
ELEV: 1231.46
SLOPE EASEMENT AREA
PROPOSED INTERNAL PROPERTY LINE
CONCEPTUAL LOCATION OF PROPOSED TEMPORARY POND
N/F
ROBERTS PROPERTIES RES, LLP
PARCEL ID: C12-005
ZONED: R3
ZA: 2429
SLOPE EASEMENT AREA
EX. R/W
S.R. HWY 9
(80' R/W)
N/F
IMPORT PLUS AUTO SALES INC.
5:1 SLOPE
200.00'
VILLAS AT CANTERFIELD
& WAREHOUSE ONE DRIVEWAY

EXHIBIT E

Sanitary Sewer Easement Area

EXHIBIT E

Sanitary Sewer Easement Area

NORTH
NORTH OLD ATLANTA ROAD
(R/W VARIES)
10' LANDSCAPE STRIP
MONUMENT SIGN
40' B.S.L.
10' SIDEWALK
229.91'
GREENSPACE
8' SIDEWALK
7' SIDEWALK
79.94'
216.11'
SANITARY SEWER EASEMENT AREA
SSMH
PARKING LOT ENCROACHMENT
50' B.S.L.
20' SAN. SEWER EASEMENT
110'
220'
STOP
PROPOSED INTERNAL PROPERTY LINE
PROPOSED R/W
10' LANDSCAPE STRIP
MONUMENT SIGN
S.R. HWY #9
10' SIDE SETBACK
Detention Pond
10' B.S.L.
6' LANDSCAPE STRIP
35 FOOT BUFFER
EX. CREEK
R/W

EXHIBIT F

Surface Parking Easement Area

EXHIBIT F

Parking Easement

NORTH
NORTH OLD ATLANTA ROAD
(R/W VARIES)
10' LANDSCAPE STRIP
40' B.S.L.
MONUMENT SIGN
10' SIDEWALK
7' SIDEWALK
8' SIDEWALK
GREENSPACE
229.91'
216.11'
79.94'
120.79'
MAX BUILDING FOOTPRINT: 20,000 SF
TOTAL PARKING SHOWN: 135 SPACES
SSMH
PARKING EASEMENT
PARKING LOT ENCROACHMENT
PROPOSED PROP LINE
PROPOSED INTERNAL PROPERTY LINE
50' B.S.L.
20' SAN. SEWER EASEMENT
110'
220'
STOP
PROPOSED R/W
10' LANDSCAPE STRIP
S.R. HWY #9
10' SIDE SETBACK
Detention Pond
35 FOOT BUFFER
EX. CREEK
10' B.S.L.
6' LANDSCAPE STRIP
R/W

EXHIBIT G

Access Lane Easement Area

EXHIBIT G

Access Lane Easement Area

ACCESS LANE EASEMENT AREA
MONUMENT SIGN
10' LANDSCAPE STRIP
40' B.S.L.
NORTH OLD ATLANTA ROAD (R/W VARIES)
10 SIDEWALK
229.91'
MAX BUILDING FOOTPRINT: 20,000 SF
TOTAL PARKING SHOWN: 135 SPACES
GREENSPACE
7' SIDEWALK
8' SIDEWALK
79.94'
120.79'
216.11'
SSMH
PROPOSED PROP LINE
PROPOSED INTERNAL PROPERTY LINE
20' SAN. SEWER EASEMENT
50' B.S.L.
PARKING LOT ENCROACHMENT
110'
220'
STOP
PROPOSED R/W
10' LANDSCAPE STRIP
MONUMENT SIGN
S.R. HWY #9
10' SIDE SETBACK
Detention Pond
35 FOOT BUFFER
10' B.S.L.
6' LANDSCAPE STRIP
EX. CREEK
R/W
NORTH